Exhibit 99.1

        IASIS Healthcare Announces Second Quarter 2005 Results

    FRANKLIN, Tenn.--(BUSINESS WIRE)--April 26, 2005--IASIS Healthcare(R) LLC ("IASIS LLC" or the "Company") today announced financial and operating results for the fiscal second quarter and six months ended March 31, 2005.
    Net revenue for the second quarter increased 9.8% to $390.3 million, compared with $355.5 million for the same quarter of last year. Adjusted EBITDA for the second quarter increased 19.3% to $59.9 million, compared with $50.2 million for the same prior-year period. A table describing adjusted EBITDA and reconciling net earnings to adjusted EBITDA is included in this press release in the attached Supplemental Condensed Consolidated Statements of Operations Information. Net earnings were $15.8 million for the quarter ended March 31, 2005, compared with $11.9 million for the same prior-year period.
    Total hospital admissions decreased 1.0%, adjusted admissions increased 1.6% and net patient revenue per adjusted admission increased 4.2% for the quarter ended March 31, 2005, compared with the same prior-year period. On a same facility basis, hospital admissions decreased 2.2%, adjusted admissions increased 0.6%, and net patient revenue per adjusted admission increased 2.2% for the second quarter ended March 31, 2005, compared with the same prior-year period.
    The Company recently announced that it has opened its new hospital in Port Arthur, Texas. The Medical Center of Southeast Texas began receiving patients on Saturday, April 16. The 216-bed, $98.0 million, acute-care facility is the Company's first newly constructed hospital. Simultaneously with the new hospital's opening, substantially all of the services at Park Place Medical Center in Port Arthur, Texas, and Mid-Jefferson Hospital in Nederland, Texas, moved to the new facility.
    In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS, said, "We are very pleased with the successful opening of our brand new hospital in Texas. The Medical Center is an outstanding hospital that is well positioned to serve the healthcare needs of this region of Southeast Texas. Construction of the new hospital required a significant commitment of capital and other Company resources, which is consistent with our proven strategy of investing in the markets we serve to deliver high-quality healthcare. We believe our strong operating results in the past quarter are directly attributable to our ongoing efforts to invest capital into our facilities, equip our hospitals with state-of-the-art technology, effectively manage costs and deliver services that are both profitable and beneficial to their respective communities."
    Net revenue for the six months ended March 31, 2005, increased 12.9% to $760.2 million, compared with $673.6 million for the same period of last year. Adjusted EBITDA for the first half of fiscal 2005 increased 24.0% to $111.5 million, compared with $89.9 million for the same prior-year period. Net earnings were $25.8 million for the six months ended March 31, 2005, compared with $20.1 million for the same prior-year period.
    Total hospital admissions increased 1.3%, adjusted admissions increased 1.9% and net patient revenue per adjusted admission increased 7.5% for the six months ended March 31, 2005, compared with the same prior-year period. On a same facility basis, hospital admissions and adjusted admissions decreased 3.2% and 1.8%, respectively, and net patient revenue per adjusted admission increased 5.3% for the six months ended March 31, 2005, compared with the same prior-year period.
    A listen-only simulcast and 30-day replay of IASIS LLC's fiscal second quarter conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on April 26, 2005. A copy of this press release will also be available on the Company's website.
    IASIS LLC, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS LLC owns or leases 14 acute care hospitals and one behavioral health hospital with a total of 2,197 beds in service and has total annual net revenue of approximately $1.4 billion. These hospitals are located in five regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; Las Vegas, NV; and three cities in Texas, including San Antonio. IASIS LLC also owns and operates a Medicaid managed health plan in Phoenix that serves over 112,000 members. In addition, the Company has ownership interests in three ambulatory surgery centers. For more information on IASIS LLC, please visit the Company's website at www.iasishealthcare.com.
    This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, capital expenditures and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, the risks and uncertainties related to our ability to generate sufficient cash to service our existing indebtedness, our substantial level of indebtedness that could adversely affect our financial condition, our ability to retain and negotiate favorable contracts with managed care plans, changes in legislation that may significantly reduce government healthcare spending and our revenue, our hospitals' competition for patients from other hospitals and healthcare providers, our hospitals facing a growth in bad debts resulting from increased self-pay volume and revenue, our ability to recruit and retain quality physicians, our hospitals' competition for staffing, which may increase our labor costs and reduce profitability, our failure to comply with extensive laws and government regulations, the possibility that we may become subject to federal and state investigations in the future, our ability to satisfy regulatory requirements with respect to our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, a failure of our information systems that would adversely affect our ability to properly manage our operations, an economic downturn or other material change in any one of the regions in which we operate, potential liabilities because of claims brought against our facilities, increasing insurance costs that may reduce our cash flows and net earnings, our ability to control costs at Health Choice, the possibility of Health Choice's contract with the Arizona Health Care Cost Containment System being discontinued, significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals, difficulties with the integration of acquisitions that may disrupt our ongoing operations, difficulties with consolidation of our new hospital that may disrupt our ongoing operations and require unanticipated capital expenditures, the significant capital expenditures that would be involved in the construction of other new hospitals that could have an adverse effect on our liquidity, state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations, potential responsibilities and costs under environmental laws that could lead to material expenditures or liability, and those risks, uncertainties and other matters detailed in IASIS LLC's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission.
    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



                         IASIS HEALTHCARE LLC
      Condensed Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                            Three Months Ended    Six Months Ended
                                 March 31,           March 31,
                           --------------------  --------------------
                              2005       2004       2005       2004
                           ---------  ---------  ---------  ---------
                                    (Predecessor)        (Predecessor)
Net revenue:
 Acute care revenue         $302,719   $286,213   $586,493   $535,603
 Premium revenue              87,538     69,302    173,739    138,016
                           ---------  ---------  ---------  ---------
  Total net revenue          390,257    355,515    760,232    673,619

Cost and expenses:
 Salaries and benefits       112,725    110,487    219,234    209,903
 Supplies                     49,289     46,301     94,655     86,580
 Medical claims               75,433     57,880    148,768    115,651
 Rents and leases              7,991      7,766     15,850     15,566
 Other operating expenses     54,205     50,701    107,240     98,728
 Provision for bad debts      30,715     32,169     62,970     57,268
 Interest expense, net        14,007     13,878     28,677     27,769
 Depreciation and
  amortization                17,659     17,248     35,883     33,979
 Write-off of debt
  issue costs                   --        8,850       --        8,850
 Management fees                 963       --        1,921       --
                           ---------  ---------  ---------  ---------
  Total costs and expenses   362,987    345,280    715,198    654,294

Earnings before gain
 (loss) on sale of assets,
  minority interests and
  income taxes                27,270     10,235     45,034     19,325
Gain (loss) on sale
 of assets, net                   (9)     3,602        (82)     3,753
Minority interests            (1,141)    (1,033)    (2,274)    (2,024)
                           ---------  ---------  ---------  ---------

Earnings before
 income taxes                 26,120     12,804     42,678     21,054
Income tax expense            10,324        953     16,921        985
                           ---------  ---------  ---------  ---------

Net earnings                 $15,796    $11,851    $25,757    $20,069
                           =========  =========  =========  =========

                         IASIS HEALTHCARE LLC
                 Condensed Consolidated Balance Sheets
                            (in thousands)

                                                 March 31,   Sept 30,
                                                   2005        2004
                                                 ---------  ---------
                                                (Unaudited)
                                ASSETS

Current assets:
 Cash and cash equivalents                         $75,066    $98,805
 Accounts receivable, net of allowance
  for doubtful accounts of $102,428
  and $94,139, respectively                        180,769    165,280
 Inventories                                        27,926     26,253
 Deferred income taxes                              34,654       --
 Prepaid expenses and other current assets          27,907     21,297
                                                ---------- ----------
   Total current assets                            346,322    311,635

Property and equipment, net                        616,887    532,459
Goodwill                                           745,350    252,204
Other intangible assets, net                        43,500       --
Unallocated purchase price                            --      585,013
Other assets, net                                   39,996     42,850
                                                ---------- ----------
   Total assets                                 $1,792,055 $1,724,161
                                                ========== ==========

                        LIABILITIES AND EQUITY

Current liabilities:
 Accounts payable                                  $64,518    $61,295
 Salaries and benefits payable                      33,669     36,463
 Accrued interest payable                           17,513     13,821
 Medical claims payable                             55,699     55,421
 Other accrued expenses and
  other current liabilities                         23,740     26,142
 Current portion of long-term debt
  and capital lease obligations                      7,378     10,728
                                                ---------- ----------
   Total current liabilities                       202,517    203,870

Long-term debt and capital lease obligations       900,518    902,026
Deferred income taxes                               35,394       --
Other long-term liabilities                         38,631     31,596
Minority interest                                   12,883     12,964

Equity:
 Member's equity                                   602,112    573,705
                                                ---------- ----------
   Total liabilities and equity                 $1,792,055 $1,724,161
                                                ========== ==========

                         IASIS HEALTHCARE LLC
      Condensed Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                   Six Months Ended
                                                       March 31,
                                                   2005        2004
                                                 ---------  ---------
                                                         (Predecessor)
Cash flows from operating activities:
 Net earnings                                      $25,757    $20,069
 Adjustments to reconcile net earnings
  to net cash provided by operating activities:
   Depreciation and amortization                    35,883     33,979
   Minority interests                                2,274      2,024
   Deferred income taxes                            16,148       --
   Loss (gain) on sale of assets                        82     (3,753)
   Write-off of debt issue costs                      --        8,850
   Changes in operating assets and liabilities:
    Accounts receivable                            (15,490)   (12,388)
    Establishment of accounts receivable
     of recent acquisition                            --      (10,338)
    Inventories, prepaid expenses and
     other current assets                           (8,283)    (3,645)
    Accounts payable and other
     accrued liabilities                             3,685     28,439
                                                 ---------  ---------
   Net cash provided by operating activities        60,056     63,237
                                                 ---------  ---------

Cash flows from investing activities:
 Purchases of property and equipment               (75,611)   (51,524)
 Cash paid for acquisition                            (410)   (23,032)
 Proceeds from sales of assets                        --       14,928
 Change in other assets                                (75)    (1,761)
                                                 ---------  ---------
   Net cash used in investing activities           (76,096)   (61,389)
                                                 ---------  ---------

Cash flows from financing activities:
 Proceeds from debt borrowings                       2,274       --
 Payment of debt and capital leases                 (7,132)    (3,083)
 Debt financing costs incurred                        (487)    (1,024)
 Distribution of minority interests                 (2,354)    (1,817)
 Proceeds received from hospital syndications         --        1,801
                                                 ---------  ---------
   Net cash used in financing activities            (7,699)    (4,123)
                                                 ---------  ---------

Decrease in cash and cash equivalents              (23,739)    (2,275)
Cash and cash equivalents at beginning of period    98,805    101,070
                                                 ---------  ---------
Cash and cash equivalents at end of period         $75,066    $98,795
                                                 =========  =========

Supplemental disclosure of cash flow information:
 Cash paid for interest                            $28,032    $30,553
                                                 =========  =========
 Cash paid for income taxes, net                    $1,881        $21
                                                 =========  =========

Supplemental schedule of
 noncash investing activities:
  Capital lease obligations incurred
   to acquire equipment                          $    --       $1,419
                                                 =========  =========
 Property and equipment in accounts payable        $14,904  $    --
                                                 =========  =========

                         IASIS HEALTHCARE LLC
                    Segment Information (Unaudited)
                            (in thousands)

                            For the Three Months Ended March 31, 2005
                           ------------------------------------------
                             Acute     Health
                             Care      Choice      Elim.     Consol.
                           ---------  --------- ----------  ---------

Net acute care revenue      $302,719  $    --    $    --     $302,719
Premium revenue                 --       87,538       --       87,538
Revenue between segments       2,273       --       (2,273)      --
                           ---------  ---------  ---------  ---------
   Net revenue               304,992     87,538     (2,273)   390,257

Salaries and benefits        109,928      2,797       --      112,725
Supplies                      49,243         46       --       49,289
Medical claims                  --       77,706     (2,273)    75,433
Rents and leases               7,773        218       --        7,991
Other operating expenses      51,511      2,694       --       54,205
Provision for bad debts       30,715       --         --       30,715
                           ---------  ---------  ---------  ---------
   Adjusted EBITDA (1)        55,822      4,077       --       59,899

Interest expense, net         14,007       --         --       14,007
Depreciation and
 amortization                 16,798        861       --       17,659
Management fees                  963       --         --          963
                           ---------  ---------  ---------  ---------
Earnings before loss on
 sale of assets, minority
 interests and taxes          24,054      3,216       --       27,270
Loss on sale of
 assets, net                      (9)      --         --           (9)
Minority interests            (1,141)      --         --       (1,141)
                           ---------  ---------  ---------  ---------
   Earnings before
    income taxes             $22,904     $3,216  $    --      $26,120
                           =========  =========  =========  =========
Segment assets            $1,705,595    $86,460            $1,792,055
                          ==========  =========            ==========

                            For the Three Months Ended March 31, 2004
                           ------------------------------------------
                             Acute     Health
Predecessor                  Care      Choice       Elim.     Consol.
-------------------------  ---------  ---------  ---------  ---------
Net acute care revenue      $286,213  $    --    $    --     $286,213
Premium revenue                 --       69,302       --       69,302
Revenue between segments       2,335       --       (2,335)      --
                           ---------  ---------  ---------  ---------
   Net revenue               288,548     69,302     (2,335)   355,515

Salaries and benefits        108,147      2,340       --      110,487
Supplies                      46,251         50       --       46,301
Medical claims                  --       60,215     (2,335)    57,880
Rents and leases               7,603        163       --        7,766
Other operating expenses      48,291      2,410       --       50,701
Provision for bad debts       32,169       --         --       32,169
                           ---------  ---------  ---------  ---------
   Adjusted EBITDA (1)        46,087      4,124       --       50,211

Interest expense, net         13,878       --         --       13,878
Depreciation and
 amortization                 17,203         45       --       17,248
Write-off of debt
 issue costs                   8,850       --         --        8,850
                           ---------  ---------  ---------  ---------
Earnings before gain on
 sale of assets, minority
 interests and taxes          $6,156     $4,079  $    --      $10,235
Gain on sale
 of assets, net                3,602       --         --        3,602
Minority interests            (1,033)      --         --       (1,033)
                           ---------  ---------  ---------  ---------
   Earnings before
    income taxes              $8,725     $4,079  $    --      $12,804
                           =========  =========  =========  =========
Segment assets            $1,019,906    $63,299            $1,083,205
                          ==========  =========            ==========

(1) Adjusted EBITDA represents net earnings before interest expense, gain (loss) on sale of assets, minority interests, income tax expense, depreciation and amortization, write-off of debt issue costs and management fees. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                         IASIS HEALTHCARE LLC
                    Segment Information (Unaudited)
                            (in thousands)

                             For the Six Months Ended March 31, 2005
                           ------------------------------------------
                             Acute     Health
                              Care     Choice       Elim.    Consol.
                           ---------  --------- ----------  ---------
Net acute care revenue      $586,493  $    --    $    --     $586,493
Premium revenue                 --      173,739       --      173,739
Revenue between segments       4,497       --       (4,497)      --
                           ---------  ---------  ---------  ---------
   Net revenue               590,990    173,739     (4,497)   760,232

Salaries and benefits        213,718      5,516       --      219,234
Supplies                      94,558         97       --       94,655
Medical claims                  --      153,265     (4,497)   148,768
Rents and leases              15,415        435       --       15,850
Other operating expenses     101,709      5,531       --      107,240
Provision for bad debts       62,970       --         --       62,970
                           ---------  ---------  ---------  ---------
   Adjusted EBITDA (1)       102,620      8,895       --      111,515

Interest expense, net         28,677       --         --       28,677
Depreciation and
 amortization                 34,282      1,601       --       35,883
Management fees                1,921       --         --        1,921
                           ---------  ---------  ---------  ---------
Earnings before loss on
 sale of assets, minority
 interests and taxes          37,740      7,294       --       45,034
Loss on sale
 of assets, net                  (82)      --         --          (82)
Minority interests            (2,274)      --         --       (2,274)
                           ---------  ---------  ---------  ---------
   Earnings before
    income taxes             $35,384     $7,294  $    --      $42,678
                           =========  =========  =========  =========
Segment assets            $1,705,595    $86,460            $1,792,055
                          ==========  =========            ==========
Capital expenditures         $75,410       $201               $75,611
                          ==========  =========             =========

                             For the Six Months Ended March 31, 2004
                           ------------------------------------------
                             Acute     Health
Predecessor                  Care      Choice       Elim.    Consol.
-------------------------  ---------  ---------  ---------  ---------
Net acute care revenue      $535,603  $    --    $    --     $535,603
Premium revenue                 --      138,016       --      138,016
Revenue between segments       5,314       --       (5,314)      --
                           ---------  ---------  ---------  ---------
   Net revenue               540,917    138,016     (5,314)   673,619

Salaries and benefits        205,390      4,513       --      209,903
Supplies                      86,488         92       --       86,580
Medical claims                  --      120,965     (5,314)   115,651
Rents and leases              15,264        302       --       15,566
Other operating expenses      93,773      4,955       --       98,728
Provision for bad debts       57,268       --         --       57,268
                           ---------  ---------  ---------  ---------
   Adjusted EBITDA (1)        82,734      7,189       --       89,923

Interest expense, net         27,769       --         --       27,769
Depreciation and
 amortization                 33,893         86       --       33,979
Write-off of debt
 issue costs                   8,850       --         --        8,850
                           ---------  ---------  ---------  ---------
Earnings before gain on
 sale of assets, minority
 interests and taxes         $12,222     $7,103  $    --      $19,325
Gain on sale
 of assets, net                3,753       --         --        3,753
Minority interests            (2,024)      --         --       (2,024)
                           ---------  ---------  ---------  ---------
   Earnings before
    income taxes             $13,951     $7,103  $    --      $21,054
                           =========  =========  =========  =========
Segment assets            $1,019,906    $63,299            $1,083,205
                          ==========  =========            ==========
Capital expenditures         $51,351       $173               $51,524
                           =========  =========             =========

(1) Adjusted EBITDA represents net earnings before interest expense, gain (loss) on sale of assets, minority interests, income tax expense, depreciation and amortization, write-off of debt issue costs and management fees. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                         IASIS HEALTHCARE LLC
               Financial and Operating Data (Unaudited)

                            Three Months Ended     Six Months Ended
                                 March 31,             March 31,
                           --------------------  --------------------
                             2005       2004        2005       2004
                           ---------  ---------  ---------  ---------
                                    (Predecessor)        (Predecessor)
Consolidated Hospitals:
Number of hospitals
 at end of period (1)             15         15         15         15
Beds in service
 at end of period              2,232      2,257      2,232      2,257
Average length of
 stay (days)                    4.49       4.52       4.42       4.42
Occupancy rates (average
 beds in service)              52.7%      54.1%      49.3%      51.5%
Admissions                    23,569     23,804     45,475     44,873
 Percentage change            (1.0)%                  1.3%
Adjusted admissions           37,720     37,117     73,200     71,844
 Percentage change              1.6%                  1.9%
Patient days                 105,869    107,518    201,009    198,129
Adjusted patient days        163,501    162,221    311,987    305,813
Outpatient revenue as a %
 of gross patient revenue      34.1%      32.3%      34.4%      33.9%

Same Facility (2):
Number of hospitals
 at end of period                 14         14         14         14
Beds in service
 at end of period              2,046      2,081      2,046      2,081
Net acute care
 revenue (in millions)        $279.7     $272.5     $541.9     $524.9
  Percentage change             2.6%                  3.3%
Average length of
 stay (days)                    4.41       4.50       4.35       4.40
Occupancy rates (average
 beds in service)              52.6%      53.7%      49.0%      51.2%
Admissions                    21,934     22,438     42,135     43,507
 Percent change               (2.2)%                (3.2)%
Adjusted admissions           35,611     35,405     68,899     70,133
 Percent change                 0.6%                (1.8)%
Patient days                  96,795    100,919    183,261    191,530
Adjusted patient days        151,797    153,953    289,135    297,545
Outpatient revenue as a %
 of gross patient revenue      35.4%      33.4%      35.6%      34.5%

(1) On April 16, 2005, the Company opened its new hospital in Port Arthur, Texas. The operations of Mid-Jefferson Hospital and Park Place Medical Center moved to the new hospital. As a result, the Company currently operates 14 hospitals.

(2) Results exclude North Vista Hospital (formerly known as Lake Mead Hospital Medical Center), which was acquired in the second quarter of fiscal 2004, with 186 beds in service.


                         IASIS HEALTHCARE LLC
            Supplemental Condensed Consolidated Statements
                 of Operations Information (Unaudited)
                            (in thousands)

                            Three Months Ended     Six Months Ended
                                 March 31,             March 31,
                           --------------------  --------------------
                             2005        2004       2005       2004
                           ---------  ---------  ---------  ---------
                                    (Predecessor)        (Predecessor)
Consolidated Results:
Net earnings                 $15,796    $11,851    $25,757    $20,069
Add:
 Interest expense, net        14,007     13,878     28,677     27,769
 Minority interests            1,141      1,033      2,274      2,024
 Income tax expense           10,324        953     16,921        985
 Loss (gain) on sale
  of assets, net                   9     (3,602)        82     (3,753)
 Depreciation and
  amortization                17,659     17,248     35,883     33,979
 Write-off of debt
  issue costs                   --        8,850       --        8,850
 Management fees                 963       --        1,921       --
                           ---------  ---------  ---------  ---------
Adjusted EBITDA (1)          $59,899    $50,211   $111,515    $89,923
                           =========  =========  =========  =========

(1) Adjusted EBITDA represents net earnings before interest expense, loss (gain) on sale of assets, minority interests, income tax expense, depreciation and amortization, write-off of debt issue costs and management fees. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.


    CONTACT: IASIS Healthcare LLC
             Investor contact:
             David R. White or W. Carl Whitmer, 615-844-2747 or
             News media contact:
             Tomi Galin, 615-467-1255